UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2006
                                                   (October 3, 2006)


                                  WI-TRON, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-21931                      22-3440510
---------------               --------------------           -------------------
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)


                               59 LaGrange Street
                            Raritan, New Jersey 08869
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (908) 253-6870
               --------------------------------------------------
               Registrant's telephone number, including area code


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                            Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure

      On October 7, 2006, Wi-Tron, Inc. (the "Company") commenced a private offering of up to 11,000,000 million Units of its securities to accredited investors (the "Investors"). Each Unit consists of a share of Common Stock, a Common Stock Purchase Warrant, exercisable at $.50 per share until November 15, 2007 (the "Warrant"), and a Piggyback Common Stock Purchase Warrant, exercisable at $1.00 per share until November 15, 2006 (the "Piggyback Warrant"). The Piggyback warrant will only vest if the Warrant is exercised. The Units proposed to be offered will not be registered under the Securities Act of 1933, as amended, (the "Act") and will be offered in reliance upon the exemption from registration set forth in Section 4(2) and Regulation D, promulgated under the Act. The Company will not engage any registered broker-dealers as selling agents.

      The Company intends to use the proceeds from the offering to complete its reorganization, for working capital, and payment of accrued compensation. There can be no assurance that the Company will complete the offering on the anticipated terms, or at all. The Company's ability to complete the offering will depend, among other things, on market conditions. In addition, the Company's ability to complete this offering and its business are subject to risks described in the Company's filings with the Securities and Exchange Commission.

      This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any the Company's securities, nor will there be any sale of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful. The disclosure is being issued pursuant to and in accordance with Rule 135 of the Act.

      Information contained herein may be forward-looking. Forward-looking statements may differ materially from actual results due to known and unknown risks, uncertainties and other factors. In addition to statements which explicitly describe these risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief", "expects", "intends", "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements represent Wi-Tron's judgment as of the date of this release. Actual results depend on Wi-Tron's ability to, among other things, generate revenue, reduce operating losses, and successfully develop and market its products to Asian and other markets. These and other risks and uncertainties are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. Actual results could differ materially from the results referred to in the forward-looking statements.




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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          WI-TRON, INC.


Date: October 10, 2006                    By: /s/ Joseph K. Nordgaard
                                             -------------------------
                                             Joseph K. Nordgaard, CEO






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